UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2006

Symbol Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9802	112308681
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Symbol Plaza, Holtsville, New York		11742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(631) 738-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Chief Financial Officer
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On February 28, 2006, Symbol Technologies, Inc. (the "Company") announced that Timothy T. Yates had been appointed Senior Vice President and Chief Financial Officer of the Company, effective immediately. The terms of Mr. Yates's employment arrangement, terminable by the Company at will, is described under Item 5.02 below and is incorporated into this Item 1.01 by reference.

Executive Officer Base Compensation
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On February 27, 2005, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company approved base compensation, effective for the first pay period of 2006, for the executive officers of the Company. Base compensation for the Company's current executive officers expected to be named in the 2006 proxy statement (the "NEOs") is set forth in Exhibit 99.1 hereto and is incorporated herein by reference. The base compensation levels for the executive officers were determined following a thorough review of the performance and responsibilities of each executive officer by the Chief Executive Officer and the Committee. The Committee set Mr. Iannuzzi's compensation for 2006 upon its approval of his employment agreement in connection with his appointment to the position of President and Chief Executive Officer of the Company in January 2006. As disclosed in Item 5.02 below, Mr. Yates's compensation was approved by the Committee in connection with his appointment to the position of Senior Vice President and Chief Financial Officer in February 2006.

2006 Executive Bonus Plan Participation Levels
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On February 27, 2006, the Committee approved 2006 target percentages of base salary bonus amounts for the NEOs (other than for Messrs. Iannuzzi and Yates, whose target percentages of base salary bonus amounts were determined in connection with their appointments to the their respective positions in January 2006 and February 2006, respectively) in accordance with the Company's Executive Bonus Plan ("Executive Bonus Plan"), previously filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2004 and incorporated herein by reference. The Executive Bonus Plan provides for the payment of cash bonuses to the executive officers of the Company as determined at or following the end of the respective performance period selected by the Committee, in accordance with targets established at or near the beginning of the respective performance period.

Participation levels for 2005 under the Executive Bonus Plan were set by the Committee at percentages of base salaries in accordance with the terms of the Executive Bonus Plan in early 2005. Notwithstanding the foregoing, no awards were made under the Executive Bonus Plan for 2005 since the performance metrics approved by the Committee in early 2005 were not attained.

2006 Executive Bonus Plan Metrics
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On February 27, 2006, the Committee approved the performance metrics that will be used to determine the amount of 2006 bonus awards for the NEOs and other executive officers under the Executive Bonus Plan. The aggregate maximum bonus award for fiscal 2006 under the Executive Bonus Plan will be based on 2006 earnings per share and individual performance. Bonuses for fiscal 2006 will be payable to the NEOs in March 2007 upon the attainment of these performance goals and may be decreased (but not increased) by the Committee in its discretion. The maximum amount that may be paid under the Executive Bonus Plan to any NEO in any fiscal year is $6 million.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c), (d) On February 27, 2006, the Board appointed Timothy T. Yates Senior Vice President and Chief Financial Officer of the Company and as a member of the Board, effective immediately. Yates, 58, recently served as an independent consultant to the Company, from August 2005 through February 2006. Prior to that, Mr. Yates was a Partner and the Chief Financial Officer of Saguenay Capital, a boutique investment firm, from October 2002 through November 2005. Mr. Yates was a founding partner of Cove Harbor Partners, a private investment and consulting firm, which he helped establish in 1996. From 1971 through 1995, Mr. Yates held a number of senior leadership roles at Bankers Trust New York Corporation, including serving as Chief Financial and Administrative Officer from 1990 through 1995.

Mr. Yates will receive an annual base salary of $500,000 and will be eligible to receive a bonus under the Company's Executive Incentive Plan targeted at 100% of his annual base salary. Additionally, Mr. Yates received a one time signing bonus of $200,000. Pursuant to the Company's 2004 Equity Incentive Award Plan (previously filed as Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004), the Committee granted Mr. Yates 400,000 options to purchase the Company's common stock at an exercise price of $11.435 on terms substantially similar to those contained in the form of the Non-Qualified Stock Option Agreement, filed as Exhibit 10.1 to the Company's Current Report on Form 8-K/A filed on February 1, 2006. Additionally, the Committee awarded Mr. Yates 100,000 shares of restricted common stock, on terms substantially similar to those contained in the form of Restricted Stock Agreement, filed as Exhibit 10.3 to the Company's Current Report on Form 8-K, filed on August 26, 2006. Mr. Yates will also be eligible to participate the Company's Deferred Compensation Program and the Executive Change in Control Program. As a management director, Mr. Yates will receive no incremental compensation for his Board services.

There is no family relationship between Mr. Yates and any other executive officer or director of the Company, and there is no arrangement or understanding under which he was appointed. Other than for $180,000 in compensation for his consulting services to the Company, there are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Yates has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Yates’s appointment as the Company's Senior Vice President and Chief Financial Officer and as a director is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number Description
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99.1 Symbol Technologies, Inc. 2006 Base Compensation Table for the 2006 NEOs.

99.2 Press Release, dated February 28, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symbol Technologies, Inc.

March 2, 2006	By:	Salvatore Iannuzzi

Name: Salvatore Iannuzzi
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	2006 NEO Base Compensation Table
99.2	Press Release, dated February 28, 2006